EXHIBIT 32.2

Certification by Chief Financial Officer of Quarterly Report

I, Steven Spooner, Chief Financial Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of Mitel, for the fiscal quarter ended September 30, 2015 filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

November 5, 2015	/s/ Steven Spooner
Date	Steven Spooner
Chief Financial Officer